UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2021 (April 23, 2021)
L3HARRIS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Boulevard
Melbourne,	Florida	32919
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (321) 727-9100

No change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	LHX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07      Submission of Matters to a Vote of Security Holders.
Voting Results for 2021 Annual Meeting of Shareholders

The 2021 Annual Meeting of the Shareholders (the "2021 Annual Meeting") of the Company was held on April 23, 2021 as a virtual-only meeting. For more information about the proposals set forth below, please see the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 11, 2021 (the “2021 Proxy Statement”). Of the 205,565,782 shares of the Company’s common stock issued, outstanding and entitled to be voted at the 2021 Annual Meeting as of the February 26, 2021 record date, a total of 183,978,066 shares (for a quorum of approximately 89.5%) was represented at the meeting. Set forth below are the final voting results for the proposals voted on at the 2021 Annual Meeting.

(1) Proposal 1 – Election of Directors: Voting to elect twelve nominees to the Company’s Board of Directors (the “Board”) for a 1-year term expiring at the 2022 Annual Meeting of Shareholders, or until their successors are elected and qualified:

	Number of Shares
Nominee	For	Against	Abstain	Broker Non-Votes
Sallie B. Bailey	163,940,922	1,985,421	868,661	17,183,062
William M. Brown	155,716,532	10,365,822	712,650	17,183,062
Peter W. Chiarelli	163,754,539	2,127,505	912,960	17,183,062
Thomas A. Corcoran	160,483,322	5,361,733	949,949	17,183,062
Thomas A. Dattilo	155,743,713	10,211,632	839,659	17,183,062
Roger B. Fradin	139,579,566	26,256,606	958,832	17,183,062
Lewis Hay III	153,851,062	12,038,144	905,798	17,183,062
Lewis Kramer	160,221,411	5,718,634	854,959	17,183,062
Christopher E. Kubasik	162,806,285	3,193,473	795,246	17,183,062
Rita S. Lane	161,754,822	4,249,792	790,390	17,183,062
Robert B. Millard	154,292,855	11,602,838	899,311	17,183,062
Lloyd W. Newton	158,135,025	7,513,378	1,146,601	17,183,062

Each nominee was elected by the Company’s shareholders, consistent with the recommendation from the Board.

2) Proposal 2 – Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers: Voting to approve, in an advisory vote, the compensation of the Company’s named executive officers as disclosed in the Company’s 2021 Proxy Statement:

	Number of Shares
	For	Against	Abstain	Broker Non-Votes
Proposal 2	155,291,020	10,179,813	1,324,171	17,183,062

The compensation of the Company’s named executive officers was approved, in an advisory vote, by the Company’s shareholders, consistent with the recommendation from the Board.

(3) Proposal 3 – Ratification of the Appointment of Independent Registered Public Accounting Firm: Voting to ratify the Audit Committee’s appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021:

	Number of Shares
	For	Against	Abstain
Proposal 3	176,981,262	6,236,789	760,015

Proposal 3 was approved by the Company’s shareholders, consistent with the recommendation from the Board.

Item 9.01 Financial Statements and Exhibits.

     (d) Exhibits.

      The following exhibit is filed herewith:

Exhibit Number	Description
104	Cover Page Interactive Data File formatted in Inline XBRL.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L3HARRIS TECHNOLOGIES, INC.
	By:	/s/ Scott T. Mikuen
		Name:	Scott T. Mikuen
Date: April 28, 2021		Title:	Senior Vice President, General Counsel and Secretary

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